SCHEDULE OF EFFECTIVE INCOME TAX RATE AS A PERCENTAGE OF INCOME BEFORE INCOME TAXES (Details)		12 Months Ended
		Dec. 31, 2025	Nov. 30, 2025	Dec. 31, 2024	Nov. 30, 2024
Federal tax statutory rate	[1]	21.00%		21.00%
Valuation Allowance		(17.84%)		(17.93%)
Total		16.71%		1.25%
M2i Global Inc [Member]
Federal tax statutory rate			21.00%		21.00%
Temporary differences			0.00%		0.00%
Permanent differences			0.00%		0.00%
Valuation Allowance			(21.00%)		(21.00%)
Total			0.00%		0.00%

[1]	State tax expense is primarily attributable to South Carolina and Florida, which represented approximately 83.7% and 13.5% respectively, of total state and local income tax expense for the period. State income tax expense attributable to all other jurisdictions was not individually material.